UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2012

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note

We previously filed a Form 8-K on November 13, 2012, and a Form 8-K on January 11, 2013, reporting our acquisitions of nine single family homes located in the Atlanta, Georgia, metropolitan area. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Real Estate Acquired.

(b)    Pro Forma Financial Information.

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Reven Housing Georgia, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

BALANCE SHEET AND

INDEPENDENT AUDITORS’ REPORT

UNAUDITED PRO FORMA

STATEMENT OF OPERATIONS

January 10, 2013

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Reven Housing Georgia, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

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INDEPENDENT AUDITORS’ REPORT

To the Member

Reven Housing Georgia, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

We have audited the accompanying balance sheet and the related notes of Reven Housing Georgia, LLC (the “Company”), a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), as of January 10, 2013, the date of acquisition of nine residential homes (the “Homes”).

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

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We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Reven Housing Georgia, LLC as of January 10, 2013 in accordance with accounting principles generally accepted in the United States of America.

San Diego, California	/s/ PKF
January 23, 2013	PKF
Certified Public Accountants
A Professional Corporation

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Reven Housing Georgia, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

Balance Sheet

January 10, 2013

ASSETS

Cash	$-
Land	119,652
Residential homes, net	486,228

Total assets	$605,880
LIABILITIES AND MEMBER'S EQUITY

Liabilities:
Due to parent	$21,920
Security deposits	7,575

Total liabilities	29,495

Commitment (Note 6)

Member's equity	576,385

Total liabilities and member's equity	$605,880

The accompanying notes are an integral part of the financial statement.

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Reven Housing Georgia, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

January 10, 2013

NOTE 1 – ORGANIZATION

Reven Housing Georgia, LLC (the “Company”) is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the state of Georgia. The Company was formed on October 23, 2012 as a single member limited liability company. On November 9, 2012 and January 10, 2013, Reven Housing Georgia, LLC, a wholly-owned subsidiary of Reven Housing REIT, Inc. (the “Registrant”), completed the acquisition of nine residential homes (the “Homes”), pursuant to a Purchase and Sale Agreement (“PSA”), dated July 30, 2012 as amended on August 12, 2012, October 16, 2012 and January 7, 2013. The Homes contain approximately 12,989 rentable square feet and are located on approximately 2.35 acres of land in various cities in Georgia. The Homes were purchased from WRI Capital Group II LLC. Total consideration for the acquisition was approximately $630,000, including closing costs, which was paid in cash.

NOTE 2 – BASIS OF ACCOUNTING

The accompanying balance sheet is presented in conformity with accounting principles generally accepted in the United States of America ("GAAP") and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

An audited balance sheet is being presented as of the acquisition date, January 10, 2013. A statement of operations is not presented because management was unable to obtain results of operations for the individual properties from WRI Capital Group II LLC. Additionally, all of the acquired properties have a rental history of less than one year.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Property Acquisitions

The Company accounts for its acquisitions of real estate in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Accounting for Business Combinations, Goodwill, and Other Intangible Assets, which requires the purchase price of acquired properties be allocated to the acquired tangible assets and liabilities, consisting of land, building, and identified intangible assets, consisting of the value of above-market and below-market leases, the value of in-place leases, unamortized lease origination costs and security deposits, based in each case on their fair values.

The Company allocates the purchase price to tangible assets of an acquired property (which includes land and building) based on the estimated fair values of those tangible assets, assuming the property was vacant. Fair value for land and building is based on the purchase price for these properties. The Company also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair values of the tangible and intangible assets and liabilities acquired.

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Reven Housing Georgia, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

January 10, 2013

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property Acquisitions (Continued)

The total value allocable to intangible assets acquired, which consists of unamortized lease origination costs and in-place leases (including an above-market or below-market component of an acquired in-place lease), are allocated based on management’s evaluation of the specific characteristics of each tenant’s lease and the Company’s overall relationship with that respective tenant. Characteristics considered by management in allocating these values include the nature and extent of the existing business relationships with the tenant, growth prospects for developing new business with the tenant, the remaining term of the lease and the tenant’s credit quality, among other factors. As of January 10, 2013, management has determined that no value is required to be allocated to intangible assets, as the values are insignificant.

Residential Homes, net

Residential homes purchased by the Company are recorded at cost. The Homes are depreciated over the estimated useful lives using the straight-line method for financial reporting purposes. The estimated useful life for the residential homes is estimated to be 27.5 years. Depreciation expense was $1,684 for the period November 10, 2012 through January 10, 2013.

Due to Parent

Due to Parent represents amounts advanced by the Registrant for closing and other costs which are to be repaid.

Security Deposits

Security deposits represent amounts deposited by tenants at the inception of the lease. These amounts have been allocated from the purchase price of the Homes based on the signed lease agreements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the balance sheet date. Actual results could differ from those estimates.

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Reven Housing Georgia, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

NOTES TO THE BALANCE SHEET

January 10, 2013

NOTE 4 – PURCHASE PRICE ALLOCATION

In accordance with ASC 805, the Company allocated the purchase price of the properties acquired as follows:

			Total
		Residential	Purchase
	Land	Homes	Price
1740 Camden Forrest Trail Riverdale, Georgia	$13,253	$54,044	$67,297
11352 Michelle Way Hampton, Georgia	12,874	52,530	65,404
7220 Little Fawn Parkway, Palmetto, Georgia	12,874	52,530	65,404
205 Highgate Trail, Covington, Georgia	13,253	54,044	67,297
5242 Station Circle, Norcross, Georgia	13,631	55,559	69,190
615 Cowan Road Covington, Georgia	14,009	57,073	71,082
110 Bear Run Ct., Palmetto, Georgia	12,874	52,530	65,404
924 Lake Terrace Drive, Stone Mountain, Georgia	13,253	54,044	67,297
4860 Lost Colony, Stone Mountain, Georgia	13,631	55,558	69,189

	$119,652	$487,912	$607,564

The Homes are 100% leased to nine tenants. These leases are for terms no longer than twelve months at inception and expire through December 31, 2013.

NOTE 5 – MEMBER’S EQUITY

The Company received capital contributions from the Registrant approximating $600,000.

NOTE 6 – PROPERTY MANAGEMENT AGREEMENT

The Company has entered a property management agreement with HomeSpot Property Management in which the Company will pay six percent of gross rental receipts.

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated subsequent events, as defined by FASB ASC 855, Subsequent Events, through the date that the balance sheet was available to be issued on January 23, 2013.

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Reven Housing Georgia, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

For the Year Ending December 13, 2013

On November 9, 2012 and January 10, 2013, Reven Housing Georgia, LLC (“the Company) (a wholly owned subsidiary of Reven Housing REIT, Inc.) (the “Registrant”)) completed the acquisition of nine residential homes (the “Homes”), pursuant to a Purchase and Sale Agreement (“PSA”), dated July 30, 2012 as amended on August 12, 2012, October 16, 2012 and January 7, 2013. Total consideration for the acquisition was approximately $630,000 including closing costs which was paid in cash.

The Homes are located in various cities in Georgia, consisting of approximately 12,989 rentable square feet and are located on approximately 2.35 acres of land. The Homes are 100% leased expiring on various dates through December 31, 2013.

Reven Housing Georgia LLC is a Delaware single member limited liability company that engages in the acquisition and ownership of residential real estate properties throughout the state of Georgia.

The following unaudited pro forma statement of operations and assumptions detailed below are “forward-looking statements,” and are subject to risks and uncertainties. One must carefully consider and should understand that many factors could cause actual results to differ from the presentation below.  These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not.  Actual future results may vary materially.

The following unaudited pro forma statement of operations for the year ending December 31, 2013 has been prepared to give effect to the acquisition of the Homes as if the acquisition occurred on January 1, 2013. The following unaudited pro forma financial information is provided for informational purposes only. The unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company.

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Reven Housing Georgia, LLC

(A wholly owned subsidiary of Reven Housing REIT, Inc.)

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)

For the Year Ending December 31, 2013

Revenues:
Rental income	$92,400	{a}
Less: Vacancy and credit losses	(9,548)	{b}

Net revenues	82,852

Operating Expenses:
Repairs and maintenance	6,468	{c}
Property and liability insurance	6,300	{d}
Property management fees	5,544	{e}
Property taxes	5,452	{f}
Other	2,310

Total operating expenses	26,074

Net operating income	56,778

Depreciation expense	18,543	{g}

Net operating income after depreciation	$38,235

Assumptions:

{a} Rental income consists primarily of base rent. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2013.

{b} Vacancy and credit loss is estimated based on the national average of vacancy percentage of rental homes multiplied by management’s estimated length of vacancy.

{c} Repairs and maintenance expense is estimated based on a flat 7% of gross rental income.

{d} Property and liability insurance expense is based on actual premiums paid per home which was approximately $700 per property.

{e} Property management fees are calculated based on a 6% property management fee per the property management agreement.

{f} Property tax expense is based on property tax assessments for the 2012 tax year.

{g} Depreciation expense is calculated using the straight-line method based on the purchase price allocated to each Residential home over an estimated 27.5 year life.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: January 23, 2013	/s/ Chad M. Carpenter
Name: Chad M. Carpenter
Title: Chief Executive Officer

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